Supplement to the
Fidelity® Convertible Securities Fund
January 29, 2005
Prospectus

The following information replaces the biographical information for Victor Thay found in the "Fund Management" section on page 22.

Thomas Soviero is vice president and manager of Convertible Securities Fund, which he has managed since June 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1989, Mr. Soviero has worked as a research analyst, manager and director of high-yield research.

CVS-05-03 July 1, 2005
1.483705.116